                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 23, 2006

                            2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)

                                   Copies to:
                                Roger Linn, Esq.
                       WEINTRAUB GENSHLEA CHEDIAK SPROUL
                           400 Capitol Mall, 11th Floor
                              Sacramento, CA 95814

                                  (916) 558-6064
                                  (916) 446-1611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Entry Material Agreement

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2006, our 2006 stock Incentive Plans, which we refer to as the
Employee Stock Incentive Plan ("Plan A") for the year 2006 and Non-Employee
Directors and consultants Retainer Stock Incentive Plan for the year 2006
("Plan B"), became effective upon the effective date of stockholder approval of such plan. Our board of directors approved the Plan A and B on
January 31, 2006. Our majority stockholders approved the plans by written consent dated January 31, 2006, but such approval did not become effective until 20 calendar days after the mailing to our stockholders of the information statement required by Rule 14c-2(b) of the Exchange Act. The information statement was mailed on February 22, 2006.

A total of 3,000,000 new shares of our common stock have been reserved for issuance under the Plan A. In addition, a total of 3,000,000 new shares of our common stock have initially been reserved for issuance under the Plan B.

Pursuant to employee policies approved by our board on January 31, 2006 and described in the information statement filed with the Commission on
February 2, 2006, we agreed to issue an aggregate of 90,150 shares of stock options to our employees  upon the effective date of the Plan A.
Accordingly, on March 24, 2006, 51,000 and 26,700 of stock options were issued to Mr. Mike Jung and  Mr. Jay Shin, respectively. 12,450 shares stock options were issued to Miss. Aaron Lim.

The Employee other than officers has the right to exercise his or her Stock
Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted. Officers have the right to exercise his or her Stock Options at 12.5 percent per year over 8 years from the date the Stock option is granted.

Pursuant to Non-employee director and consultant policies approved by our board on January 31, 2006 and described in the information statement filed with the Commission on February 2, 2006, we agreed to issue an aggregate of shares of stock options to our directors and consultants. Accordingly, on March 24, 2006, the stock options issued to each individuals are as follow:
Mr. Jae Hyun:  51,000, Mornington Consultancy:  51,000
Mr. Iljin Kim: 51,000, Mr. Douglas Ha:   22,420
Mr. Yoon Kim:  19,130, Mr. Douglas Jung: 15,300

The consultant other than directors has the right to exercise his or her
Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted. Officers have the right to exercise his or her Stock Options at 12.5 percent per year over 8 years from the date the Stock option is granted.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  2-Track Global, Inc.

Dated: March 24, 2006                             By: /s/ Mike Jung
                                                  ------------------------------
                                                  Name:  Mike Jung
                                                  Title: Chief Executive Officer